                                                                     EXHIBIT 3.3

                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                           ARTICLES OF INCORPORATION

                                       OF

                          STEHEDCO INTERNATIONAL, LTD.

---------------------------------
For Use by                                (File This Form in           This Space For Use By
The Secretary of State                    Duplicate Originals)         The Secretary of State

File No._____________________         (Sect. 12-14.3 of 1962 Code)
Fee Paid$____________________
C. B._________________________
Date_________________________
 ------------------------------

1.  The name of the proposed corporation is Stehedco International, Ltd.

2. The initial registered office of the corporation is P.O. Box 1867 located in the city of Greenville, county of Greenville and the state of South Carolina and the name of its initial registered agent at such address is Robert W. Hassold.

3.  The period of duration of the corporation shall be perpetual
    (_______________ years).

4.  The corporation is authorized to issue shares of stock as follows:

            Class of Shares          Authorized No. of each class                         Par value
            ---------------          ----------------------------                         ---------
             common                           1,000                                    $100.00
 ----------------------------       -----------------------------          ----------------------------
 ---------------------------        ----------------------------           ---------------------------
 ---------------------------        ----------------------------           ---------------------------
 ---------------------------        ----------------------------           ---------------------------

    If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

 5. Total authorized capital stock      $100,000.00

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

    John J. Kaufmann, Jr.                                   P. O. Box 1867, Greenville, S.C.  29602
    ----------------------------------------------          -------------------------------------------------------
                      Name                                                           Address
    Frank H. Kaufmann                                       P. O. Box 1867, Greenville, S.C.  29602
    ---------------------------------------------           -------------------------------------------------------
                      Name                                                           Address
    Robert w. Hassold                                       P. O. Box 1867, Greenville, S.C.  29602
    --------------------------------------------------      -------------------------------------------------------
                      Name                                                           Address

    --------------------------------             ------------------------------
                 Name                                         Address

    --------------------------------             ------------------------------
                 Name                                         Address





    8. THE GENERAL NATURE OF THE BUSINESS FOR WHICH THE CORPORATION IS ORGANIZED IS (IT IS NOT NECESSARY TO SET FORTH IN THE PURPOSES POWERS ENUMERATED IN SECTION 2.2) (12-12.2 SUPPLEMENTAL CODE 1962).


         To buy, sell, lease, store, handle, transport, package, assemble or service export property which has been manufactured, produced, grown or extracted in the United States by an entity other than this corporation, for direct use, consumption or disposition outside the United States; to perform engineering services on foreign construction projects located or proposed to be located abroad; to perform management services for other exporters; to invest in stock or securities of a foreign export sales subsidiary, a controlled foreign real estate title holding corporation, or, to a maximum of 10% voting power, an unrelated foreign corporation; and generally to carry on a domestic international sales corporation business as defined and authorized in Title V of Public Law 92-178 of the United States and any amendments or additions thereto.





    9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

                                      None



    10.  The name and address of each incorporator is:

                 Name                         Street & Box No.               City             County           State
         John J. Kaufmann, Jr.            P.O. Box 1867          Greenville, Greenville, S.C.

         Frank H. Kaufmann.               P.O. Box 1867          Greenville, Greenville, S.C.


DATE:                                                        /s/ John J. Kaufmann, Jr.
     -------------------------------                        ------------------------------------------------------
                                                                    (Signature of Incorporator)

                                                            By: John J. Kaufmann, Jr.
                                                               ---------------------------------------------------
                                                                    (Type or Print Name)

                                                             /s/ Frank H. Kaufmann
                                                            ------------------------------------------------------
                                                                    (Signature of Incorporator)

                                                            By: Frank H. Kaufmann
                                                               ---------------------------------------------------
                                                                          (Type or Print Name)

                                                            ------------------------------------------------------
                                                                    (Signature of Incorporator)

                                                            By:
                                                               -----------------------------------------------
                                                                           (Type or Print Name)

STATE OF    SOUTH CAROLINA                    )
                                              )    ss:
COUNTY OF    GREENVILLE                       )

                 The undersigned John J. Kaufmann, Jr. and Frank H. Kaufmann do hereby certify that they are the incorporators of corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

                                /s/ John J. Kaufmann, Jr.
                               ---------------------------------------------
                                      (Signature of Incorporator)

                                /s/ Frank H. Kaufmann
                               ---------------------------------------------
                                      (Signature of Incorporator)

                               -------------------------------------------
                                         (Signature of Incorporator)
                                       (Each Incorporator Must Sign)






                            CERTIFICATE OF ATTORNEY

         11. I, Andrew B. Marion , an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.



         DATE:
              ---------------------------------             ---------------------------------------------------
                                                                                  (Signature)

                                                                   Andrew B. Marion
                                                            ------------------------------------------------------
                                                                                (Type or Print Name)

                                                            Address: 409 East North Street
                                                                    -------------------------------------------------
                                                                    P.O. Box 2048
                                                                    --------------------------------------------------
                                                                    Greenville, S.C.  29602
                                                                    ---------------------------------------------------



SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)

Fee for filing Articles __________________    $          5.00
In addition to the above, $.40 for each
$1,000.00 of the aggregate value of shares
which the Corporation is authorized to issue,
but in no case less than ________________     40.00
nor more than ________________________               1,000.00

NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED
      FOR FILING.

                           STATE OF SOUTH CAROLINA
                             SECRETARY OF STATE

                            ARTICLES OF AMENDMENT

       Pursuant to Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

  1.   The name of the corporation is  STEHEDCO INTERNATIONAL, LTD.

  2. On December 18, 1991, the corporation adopted the following Amendment(s) of its Articles of Incorporation:
              (Type or attach the complete text of Each Amendment)

       RESOLVED that the name of the Corporation shall be changed from Stehedco International, Ltd. to Steel Heddle International, Inc.

       RESOLVED FURTHER to amend the general nature for which the Corporation is organized to include the manufacturing, distribution and sale of heddles and other accessories to weaving equipment and to do any and all things permitted under the laws of the State of South Carolina.




  3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

       n/a

  4.   Complete either a or b, whichever is applicable.
       a. [x] Amendment(s) adopted by shareholder action.
              At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                                                                             Number of
                    Number of                          Number of Votes       Undisputed
                    Outstanding  Number of Votes       Represented at        Shares Voted
     Voting Group   Shares       Entitled to be Cast   the meeting           For  Against
     ------------   -----------  -------------------   -----------           -------------
       Common        25                 25                  25                25    0
       Stock
       $100 par

Note: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.


       b. [ ] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Sections 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South
              Carolina Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b)):
                                            ----------------------

 DATE:   December 18, 1991              STEHEDCO INTERNATIONAL, LTD.
      -------------------------      --------------------------------------
                                            (Name of Corporation)


                                    By:  /s/ Hugh I. Cash
                                       ------------------------------------
                                               (Signature)

                                            Hugh I. Cash, President
                                       ------------------------------------
                                         (Type or Print Name and Office)


                                FILING INSTRUCTIONS


1 Two copies of this form, the original and either a duplicate original of a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at time of filing application.

                   Filing Fee    $ 10.00
                   Filing Tax     100.00
                   Total         $110.00